Rule 497(e)

File Nos. 2-80886

and 811-03626

Citizens Funds®

Citizens Value Fund

Supplement Dated March 17, 2006

To Prospectus Dated August 29, 2005

The fee and expense information set forth below replaces the information shown on pages 22 and 23 of the prospectus for the Citizens Value Fund.

Annual operating expenses (deducted from fund assets)

Citizens Value Fund	Management fees	Distribution (12b-1 fees)	Other expenses	Total annual operating expenses	Expense reimbursement or fee waiver	Net expenses
Standard shares	0.70%	0.25%	0.75%	1.70%	0.41%	1.29%[1]

1 The investment adviser has contractually agreed to limit certain ordinary fees and expenses of the fund subject to possible future reimbursement. The contractual agreement to limit fees and expenses will continue through at least June 30, 2007.

Expense example This example can help you compare the expenses of each fund to those of other funds. It assumes that operating expenses remain as described in the preceding table. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example. Actual expenses and returns will be different.

Citizens Value Fund	1 year	3 years	5 years	10 years
Standard shares	$131	$454	$844	$1,938